Fidelity Institutional Investors Trust
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT (No. 33-43529) UNDER THE  SECURITIES ACT OF 1933
 Pre-Effective Amendment No.           [ ]
 Post-Effective Amendment No.  13     [x]
and
REGISTRATION STATEMENT (No. 811-6448) UNDER THE INVESTMENT COMPANY ACT OF
1940
 Amendment No. 13    [x]
Fidelity Institutional Investors Trust

(Exact Name of Registrant as Specified in Trust Instrument)
1201 N. Market Street, P.O. Box 1347
Wilmington, DE  19899-1347
(Address Of Principal Executive Office)
Registrant's Telephone Number:  (617) 570-7000
Siobhan Perkins
Morris, Nichols, Arsht & Tunnell
1201 N. Market Street, P.O. Box 1347
Wilmington, DE  19899-1347
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

(  ) immediately upon filing pursuant to paragraph (b)
( x ) on January 19, 1996 pursuant to paragraph (b)
(  ) 60 days after filing pursuant to paragraph (a)(i)
(  ) on January 19, 1996 pursuant to paragraph (a)(i)
(  ) 75 days after filing pursuant to paragraph (a)(ii)
(  ) on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Registrant has filed a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940 and intends to file the notice required by such Rule before January 29, 1996.
FIDELITY INSTITUTIONAL INVESTORS TRUST:
STATE AND LOCAL ASSET MANAGEMENT SERIES:
GOVERNMENT MONEY MARKET PORTFOLIO
CROSS REFERENCE SHEET
Form N-1A Item Number
Part A Prospectus Caption
1 a,b  Cover Page
2 a  Expenses
 b,c  Contents; Who May Want to Invest
3 a,b  Financial Highlights
 c  Performance
4 a(i)  Charter
 a(ii)  Investment Principles and Risks; Securities and
Investment Practices
 b  Securities and Investment Practices
 c  Who May Want to Invest; Investment Principles
and Risks; Securities and Investment Practices
5 a  Charter
 b(i)  Cover Page; Charter
 b(ii)  FMR and Its Affiliates; Charter; Breakdown of
Expenses
 b(iii)  Expenses; Breakdown of Expenses
 c,d,  Charter; Breakdown of Expenses; Cover Page;
FMR and Its Affiliates
 e  FMR and Its Affiliates; Other Expenses
 f  Expenses
 g  Expenses; FMR and Its Affiliates
5A   Performance
6 a(i)  Charter
 a(ii)  How to Buy Shares; How to Sell Shares; Investor
Services; Transaction Details; Exchange Restrictions
 a(iii)  *
 b  FMR and Its Affiliates
 c  Exchange Restrictions
 d  *
 e Cover Page; How to Buy Shares; How to Sell Shares; Investor Services; Exchange Restrictions
 f,g  Dividends, Capital Gains, and Taxes
7 a  Cover page; Charter; FMR and Its Affiliates
 b  How to Buy Shares; Transaction Details
 c  How to Buy Shares; Transaction Details
 d  How to Buy Shares
 e,  Expenses; Breakdown of Expenses
 f,  Breakdown of Expenses
8   How to Sell Shares; Investor Services; Transaction Details; Exchange
Restrictions
9   *
* Not Applicable

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the fund invests and the services available to shareholders.
To learn more about the fund and its investments, you can obtain a copy of the fund's most recent financial report and portfolio listing or a copy of the Statement of Additional Information (SAI) dated January 19, 1996. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, contact Fidelity Distributors Corporation (FDC) 82 Devonshire Street, Boston, MA 02109 at 1-800-343-9222. INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL MAINTAIN A STABLE $1.00 SHARE PRICE.

MUTUAL FUND SHARES ARE NOT DEPOSITS
OR        OBLIGATIONS OF, OR GUARANTEED BY, ANY
DEPOSITORY INSTITUTION. SHARES ARE NOT
INSURED BY        THE FDIC, FEDERAL RESERVE
BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT
TO INVESTMENT RISK   S    , INCLUDING POSSIBLE
LOSS OF PRINCIPAL    AMOUNT INVESTED    .

LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED
OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE
SECURITIES COMMISSION, NOR HAS THE
SECURITIES AND EXCHANGE COMMISSION
OR ANY STATE SECURITIES COMMISSION
PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.
SLAMG-pro-196
6722

   GOVERNMENT MONEY MARKET PORTFOLIO
STATE AND LOCAL ASSET
MANAGEMENT SERIES:
   A Series of Fidelity Institutional Investors Trust
The fund seeks to obtain as high a level of current income as is consistent
with the preservation of capital and liquidity, and    to maintain a
constant net asset value per share (NAV) of $    1.00.
PROSPECTUS
DATED JANUARY 19, 1996(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA 02109
   AND
ANNUAL REPORT
FOR THE PERIOD ENDING
NOVEMBER 30, 1995
CONTENTS


PROSPECTUS

KEY FACTS                      WHO MAY WANT TO INVEST

                               EXPENSES The fund's yearly operating expenses.

                               FINANCIAL HIGHLIGHTS A summary of the fund's financial data.

                               PERFORMANCE How the fund has done over time.

THE FUND IN DETAIL             CHARTER How the fund is organized.

                               INVESTMENT PRINCIPLES AND RISKS The fund's overall approach to investing.

                               BREAKDOWN OF EXPENSES How operating costs are calculated and what they include.

YOUR ACCOUNT                   HOW TO BUY SHARES Opening an account and
                               making additional investments.

                               HOW TO SELL SHARES Taking money out and closing your account.

                               INVESTOR SERVICES Services to help you manage your account.

SHAREHOLDER AND                DIVIDENDS, CAPITAL GAINS, AND TAXES
ACCOUNT POLICIES

                               TRANSACTION DETAILS Share price calculations and the timing of purchases and redemptions.

                               EXCHANGE RESTRICTIONS


   ANNUAL REPORT

INVESTMENTS                            A-1       A complete list of the fund's investments with their
                                                 market values.

FINANCIAL STATEMENTS                A-2          Statement   s     of assets and liabilities, operations, and
                                                 changes in net assets.

NOTES                               A-5          Notes to the financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS   A-7          The auditor's opinion.


   KEY FACTS


WHO MAY WANT TO INVEST
The fund offers an economical and convenient vehicle for investment of available cash by state and local governments, their political subdivisions, agencies, instrumentalities and public authorities. Tax-exempt bond proceeds subject to arbitrage limitations or rebate requirements under the Tax Reform Act of 1986 may also be invested in the fund by issuers, trustees or others.
The fund may be appropriate for investors who would like to earn income at current money market rates while preserving the value of their investment. The rate of income will vary from day to day, generally reflecting short-term interest rates.
The fund is managed to keep its share price stable at $1.00 and offers an added measure of safety with its focus on U.S. Government securities.
The fund does not constitute a balanced investment plan. However, because it emphasizes stability, it could be well-suited for a portion of your investment. The fund offers free checkwriting to give you a convenient way to manage your assets.
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell shares of the fund.
Maximum sales charge on purchases and reinvested distributions         None

Maximum deferred sales charge         None

Redemption fee         None

Exchange fee         None

ANNUAL OPERATING EXPENSES are paid out of the fund's assets. The fund pays a management fee to Fidelity Management & Research Company (FMR). FMR is responsible for the payment of all other fund expenses with certain limited exceptions.
The fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" on page ).
The following are projections based on historical expenses of the fund and are calculated as a percentage of average net assets of the fund.
Management fee                       0.43
                                     %

12b-1 fee (Distribution Fee)         None

Other expenses                       0.0   0
                                            %

Total operating expenses             0.43
                                     %

EXPENSE TABLE EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and full redemption at the end of each time period:
      1      3       5       10
      Year   Years   Years   Years

      $ 4    $ 14    $ 24    $ 54

THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, BUT ARE NOT MEANT TO SUGGEST ACTUAL OR EXPECTED COSTS OR RETURNS, ALL OF WHICH MAY VARY. FINANCIAL HIGHLIGHTS
The financial highlights table that follows   ,     and the fund's
financial statements    that     are included in the fund's Annual
Report        have been audited by    Coopers & Lybrand L.L.P.,
independent accountants. Their report on the financial statements and financial highlights is included in the Annual Report. The financial
statements        and the Annual Report are attached.
   SELECTED PER-SHARE DATA



    Fiscal        1995        1994        1993        1992        1991        1990        1989        1988        1987A
 years
 ended
 Novemb
 er 30

 Net           $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000
 asset
 value,
 beginnin
 g of
 period

 Income         .055        .036        .028        .037        .058        .078        .088        .071        .018
 from
 Investm
 ent
 Operatio
 ns
  Net
 interest
 income

 Less           (.055)      (.036)      (.028)      (.037)      (.058)      (.078)      (.088)      (.071)      (.018)
 Distribut
 ions
  From
 net
 interest
 income

 Net           $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000
 asset
 value,
 end of
 period

 Total          5.62        3.63        2.82        3.73        5.98        8.09        9.17        7.29%       1.77%B
 return        %           %           %           %           %           %           %           B



 RATIOS AND SUPPLEMENTAL
 DATA





 Net        $ 135,799    $ 244,140    $ 522,878    $ 1,084,96    $ 1,095,48    $ 935,570    $ 1,013,07    $ 372,999     $ 21,018
 assets,                                           3              3                         7
 end of
 period
 (000
 omitted)

 Ratio of  .43           .43           .43           .43          .43            .43         .43           .40%          .15%C
 expense   %             %             %             %            %              %           %              D             D
 s to
 average

 net
 assets

 Ratio of  5.46          3.44          2.79          3.64         5.81           7.81        8.81           7.71%        6.70%C
 net       %             %             %             %            %              %           %
 interest
 income
 to
 average
 net
 assets


   A AUGUST 27,1987 (COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 1987.
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C ANNUALIZED
D FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
PERFORMANCE
Money market fund performance can be measured as TOTAL RETURN or YIELD. The total returns and yields that follow are based on historical fund results and do not reflect the effect of taxes.
   The fund's fiscal year runs from December 1 to November 30.
For the seven-day period ended November 30, 1995, the fund's yield was 5.55% and its effective yield was 5.71%.
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment in the fund over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
YIELD refers to the income generated by an investment in the fund over a given period of time, expressed as an annual percentage rate.
When a yield assumes that income earned is reinvested, it is called an EFFECTIVE YIELD.
SEVEN-DAY YIELD illustrates the income earned by an investment in a money market fund over a recent seven-day period. Since money market funds maintain a stable $1.00 share price, current seven-day yields are the most common illustration of money market fund performance.
The fund's performance and holdings are detailed twice a year in financial reports, which are sent to all shareholders.
For current performance call 1-800-343-9222.
TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
   THE FUNDS IN DETAIL


CHARTER
GOVERNMENT MONEY MARKET PORTFOLIO IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. The fund is a diversified fund of Fidelity Institutional Investors Trust, an open-end management investment company organized as a Delaware business trust on January 29, 1992.
THE FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUND MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The transfer agent will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. You are entitled to one vote for each share you own.
   The Board of Trustees of Fidelity Institutional Investors Trust has unanimously approved an Agreement and Plan of Reorganization and Liquidation between the fund and Fidelity Institutional Cash Portfolios:
Treasury (Treasury)(Agreement and Plan). The Agreement and Plan will be presented to the fund's shareholders for their vote of approval or disapproval at a special meeting to be held on June 19, 1996. If the proposal is approved by a majority of the fund's shareholders on or about August 31, 1996, all of the assets of the fund will be merged into Treasury. Effective on or about April 22, 1996, you will be unable to open a new account in the fund.
FMR AND ITS AFFILIATES
Fidelity Investments is one of the largest investment management organizations in the United States and has its principal business address at 82 Devonshire Street, Boston, Massachusetts 02109. It includes a number of different subsidiaries and divisions which provide a variety of financial services and products. The fund employs various Fidelity companies to perform activities required for its operation.
The fund is managed by FMR, which handles the fund's business affairs. FMR Texas, located in Irving, Texas, has primary responsibility for providing investment management services.
   As of November 30, 1995, FMR advised funds having approximately 23 million shareholder accounts with a total value of more than $348 billion.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services. Fidelity Investments Institutional Operations Company (FIIOC) performs transfer agent servicing functions for the fund.
   FMR Corp. is the ultimate parent company of FMR and FMR Texas. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
To carry out the fund's transactions, FMR may use its broker-dealer affiliates and other firms that sell fund shares, provided that the fund receives services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
   The fund invests in obligations issued or guaranteed as to principal and interest by the U.S. Government; obligations of U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government; and in repurchase agreements for these obligations. The fund currently intends to invest exclusively in these instruments.
When you sell your shares, they should be worth the same amount as when you bought them. Of course, there is no guarantee that the fund will maintain a
stable $1.00 share price.     The fund follows industry-standard guidelines
on the quality and maturity of its investments, which are designed to help maintain a stable $1.00 share price. The fund will purchase only high-quality securities that FMR believes present minimal credit risks and will observe maturity restrictions on securities it buys. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields. It is possible that a major change in interest rates or a default on the fund's investments could cause its share price (and the value of your investment) to change.
   The fund earns income at current money market rates.     It stresses
preservation of capital, liquidity, and income and does not seek the higher yields or capital appreciation that more aggressive investments may provide. The fund's yield will vary from day to day and generally reflects current short-term interest rates and other market conditions. It is important to note that neither the fund nor its yield is guaranteed by the U.S. Government.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of the fund's limitations and more detailed information about the fund's investments are contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with the fund's investment objective and policies and that doing so will help the fund achieve its goal. Current holdings and recent investment strategies are described in the fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-343-9222.
   U.S. GOVERNMENT MONEY MARKET SECURITIES are short-term debt obligations issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities
are backed by the full faith and credit of the United States.     For
example, securities issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. However, securities issued by the Financing Corporation are supported only by the credit of the entity that issued them.
       VARIABLE AND FLOATING RATE SECURITIES    have interest rates that
are periodically adjusted either at specific intervals or whenever a benchmark rate changes. These interest rate adjustments are designed to help stabilize the security's price.
    STRIPPED SECURITIES    are the separate income or principal components
of a debt security. Their risks are similar to those of other money market securities, although they may be more volatile.
    REPURCHASE AGREEMENTS.    In a repurchase agreement, the fund buys a
security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
    PUT FEATURES    entitle the holder to put (sell back) a security to the
issuer or a financial intermediary. In exchange for this benefit, the fund may pay periodic fees or accept a lower interest rate.
    ILLIQUID SECURITIES.    Some investments may be determined by FMR,
under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. Difficulty in selling securities may result in a loss or may be costly to the fund.
    RESTRICTIONS.    The fund may not purchase a security if, as a result,
more than 10% of its assets would be invested in illiquid securities.
    WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS    are trading practices
in which payment and delivery for the securities take place at a future date. The market value of a security could change during this period, which could affect the market value of the fund's assets.
    BORROWING.    The fund may borrow from banks and may make additional
investments while borrowings are outstanding.
    RESTRICTIONS:    The fund may borrow only for temporary or emergency
purposes, but not in an amount exceeding 331/3% of its total assets. FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraph restates all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraph, can be changed without shareholder approval.
The fund seeks to obtain as high a level of current income as is consistent
with the preservation of capital and liquid   ity, and to maintain a
constant net asset value per share (NAV) of $1.00. The fund may     borrow
only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the fund pays fees related to its daily operations. Expenses paid out of the fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
FMR may, from time to time, agree to reimburse the fund for management fees above a specified limit. Reimbursement arrangements, which may be terminated at any time without notice, can decrease the fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. FMR pays all of the expenses of the fund with limited exceptions. The annual management fee is 0.43% of the fund's average net assets.
FMR HAS A SUB-ADVISORY AGREEMENT with FMR Texas, which has primary responsibility for providing investment management for the fund, while FMR retains responsibility for providing the fund with other management services. FMR pays FMR Texas 50% of its management fee (before expense
reimbursements) for these services. FMR paid    FMR Texas 0.21% of the
fund's average net assets for the fiscal year ended November 30, 19    95.
OTHER EXPENSES
FIIOC performs transfer agency, dividend disbursing and shareholder
servicing functions for the fund. Fidelity Service Co. (FSC)    calculates
the NAV and dividend    s for the fund, and maintains the fund's general
accounting records.
These expenses are paid by FMR pursuant to its management contract.
The fund has adopted a DISTRIBUTION AND SERVICE PLAN. This plan recognizes that FMR may use its resources, including management fees, to pay expenses
associated with the sale of fund shares.    This may include reimbursing
FDC for payments to third parties, such as banks or broker-dealers, that provide shareholder support services or engage in the sale of the fund's
shares.     The Board of Trustees has authorized such payments.
The fund also pays other expenses, such as brokerage fees and commissions, taxes, and the compensation of trustees who are not affiliated with Fidelity.
   YOUR ACCOUNT


HOW TO BUY SHARES
THE FUND'S SHARE PRICE,    called NAV, is calcula    ted every business
day. The fund is managed to keep its share price stable at $1.00. The fund's shares are sold without a sales charge.
Shares are purchased at the next NAV calculated after your order is received and accepted by the transfer agent. NAV is normally calculated at 3:00 p.m. and 4:00 p.m. Eastern time.
   Share certificates are not available for fund shares.
IF YOU ARE NEW TO FIDELITY, an initial investment must be preceded or accompanied by a completed, signed application, which should be forwarded to:
    Fidelity Investments Institutional Services Compa    ny
 STATE AND LOCAL ASSET MANAGEMENT SERIES:
 Government Money Market Portfolio
 P.O. Box 1182 Mail Zone M2I
 Boston, MA 02103-1182
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail an account application with a check,
(small solid bullet) Place an order and    w    ire money into your
account, or
(small solid bullet) Open your account by exchanging from another Fidelity fund.
An account in the fund must be registered in the name of an eligible investor. Each shareholder may establish multiple accounts as necessary to satisfy requirements regarding commingling of funds or for accounting convenience. Each such account is administered separately.
BY MAIL. Applications and checks drawn on a U.S. bank payable to "SLAM:
Government Money Market Portfolio" should be mailed to the above address. Subsequent investments may be mailed to the above address at any time and in any amount. They should always be accompanied by the fund's name, the name on the account, the account number and a pre-coded fund investment slip which will be supplied upon request to the address of record by the Client Services Government Team.
   Fidelity Client Services Government Team:
Nationwide 1-800-343-9222
BY WIRE. For wiring information and instructions, you should call the
   investment professional     through which you trade or Fidelity Client
Services Government Team. There is no fee imposed by the fund for wire
purchases. However, if you buy your shares through a   n investment
professional    , the    investment professional     may impose a fee for
wire purchases.
You will earn dividends on the day of your investment, provided (i) you telephone Fidelity Client Services Government Team between 8:30 a.m. and 3:00 p.m. Eastern time on days the fund is open for business to advise them
of the wire and to place the trade, and (ii)    the fund's designated wire
bank receives the wire before the close of the Federal Reserve Wire System on the day your purchase order is accepted by the transfer agent.
The fund also may accept investments of certain federal or state transfer payments wired directly to the fund, provided that properly executed instructions have been filed with FIIOC and the appropriate sending agency. Additional information regarding such investments may be obtained by calling the Fidelity Client Services Government Team.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT $25,000
MINIMUM BALANCE $25,000
HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV calculated after your order is received and accepted by the transfer agent. NAV is normally calculated at 3:00 p.m. and 4:00 p.m. Eastern time.
TO SELL SHARES IN AN ACCOUNT, you may use any of the methods described on these two pages.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $25,000 worth of shares in the account to keep it open.
       BY WIRE.    Redemptions may be made by calling
Fidelity Client Services Government Team
Nationwide 1-800-343-9222
You must designate on your account application the U.S. commercial bank account(s) into which you wish the redemption proceeds to be deposited. Fidelity Client Services Government Team will then notify you that this feature has been activated and that you may request wire redemptions.
You may change the bank account(s) designated to receive redemption proceeds at any time prior to making a redemption request. You should send a letter of instruction to Fidelity Client Services Government Team at the
address shown on page        .
There is no fee imposed by the fund for wiring of redemption proceeds.
However, if you sell shares through a   n investment professional    , the
   investment professional     may impose a fee for wire redemptions.
Redemption proceeds will be wired via the Federal Reserve Wire System to your bank account of record. If your redemption request is received by
   the transfer agent before     3:00 p.m. Eastern time, redemption
proceeds will normally be wired on    that     day   . If your redemption
request is received by the transfer agent after 3:00 p.m. Eastern time, redemption proceeds will normally be wired on the following business day.
The fund reserves the right to take up to seven days to pay you if making immediate payment would adversely affect the fund.
BY MAIL. You may redeem any amount from your account on any business day by submitting written instructions with an authorized signature which is on file for that account. Written requests for redemption should be mailed to Fidelity Client Services Government Team at the address listed on page .
A check made payable to the account registration will be mailed to the address of record, normally on the day following receipt of redemption instructions in proper form, and no later than seven days following receipt of such redemption instructions.
CHECKWRITING
If you have a checkbook for your account, you may write an unlimited number of checks. Do not, however, try to close out your account by check.
You should determine whether use of the checkwriting feature is restricted by state or local investment statutes.
INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account. INFORMATION SERVICES
       FIDELITY'S TELEPHONE REPRESENTATIVES    are available Monday through
Friday, 8:30 a.m. to 6:00 p.m. Eastern time.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except a reinvestment, that affects your account balance or your account registration)
(small solid bullet) Account statements (monthly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports will be mailed, even if you have more than one account in the fund. Call Fidelity Client
Services Government Team at the phone number listed    on page      if you
need additional copies of financial reports or historical account information.
SUB-ACCOUNTING AND SPECIAL SERVICES. Special processing has been arranged with FIIOC for institutions that wish to open multiple accounts (a master account and sub-accounts). You may be required to enter into a separate agreement with FIIOC. Charges for these services, if any, will be determined based on the level of services to be rendered.
ARBITRAGE REPORTING SERVICES. Special reporting is available for state and local entities that require rebate calculations for the invested proceeds of their issued tax-exempt obligations pursuant to the Tax Reform Act of 1986. Neither Fidelity nor the fund assumes responsibility for the accuracy of the services provided. Please contact Fidelity Client Services Government Team for more complete information.
SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
The fund distributes substantially all of its net investment income and capital gains, if any, to shareholders each year. Income dividends are declared daily and paid monthly.
Income dividends declared are accrued daily throughout the month and are normally distributed on the first business day of the following month. Based on prior approval of the fund, dividends relating to shares redeemed during the month can be distributed on the day of redemption. The fund reserves the right to limit this service.
Your dividend and capital gain distributions, if any, will be automatically reinvested in additional shares of the fund unless otherwise specified on your application.
Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions, if any, will be reinvested at the NAV as of the record date of the distribution. The mailing of distribution checks will begin within seven days.
TAXES
As with any investment, you should consider how your investment in the fund will be taxed.
For beneficial owners of fund shares that are not states or political subdivisions of states but are otherwise taxable entities, distributions derived from net investment income and short-term capital gains are taxable as ordinary income.
Distributions are subject to federal income tax, and may also be subject to state or local taxes. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, the fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions, if any, are taxed as long-term capital gains.
Mutual fund dividends from U.S. Government securities are generally free from state and local income taxes. However, particular states may limit this benefit, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for the benefit. In addition, some states may impose intangible property taxes. You should consult your own tax adviser for details and up-to-date information on the tax laws in your state.
   During the fiscal year ended November 30, 1995, 25.3%     of Government
Money Market Portfolio's    income distributions was derived from interest
on U.S. Government securities which is generally exempt from state income tax.
Every January, Fidelity will send you and the IRS a statement showing the taxable distributions paid to you in the previous year.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the fund may have to limit its investment activity in some types of instruments.
The fund may be used for the investment of surplus funds of municipalities including funds which are subject to arbitrage limitations or rebate requirements of the Internal Revenue Code, as amended (the Code). Under these rebate provisions, a portion of the earnings derived from such funds may be required to be paid to the U.S. Treasury as computed in accordance with the requirements of the Code. Section 115 (1) of the Code provides, in part, that gross income does not include income derived from the exercise of any essential governmental function and accruing to a state or any political subdivision thereof and, to the extent that investments in the fund are made in connection with such functions, states or political subdivisions of states will not be subject to taxation on income or gains derived from an investment in the fund. Prospective investors are advised to consult their counsel for concurrence that investment in the fund is permitted and suitable.
TRANSACTION DETAILS
THE    F    UND IS OPEN FOR BUSINESS and its NAV is normally    calculated
each day that both the Federal Reserve Ba    nk of New York (New York Fed)
and the NYSE are open. The    following holiday closings have been
scheduled for 1996    :    New Year's Day, M    artin Luther King 's
Birthday, Washington's Birthday, Good Friday, Memorial Day, Independence
   Day, Labor Day, Columbus Day, Veterans Day, T    hanksgiving Day, and
Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the New York Fed or the NYSE may modify its holiday schedule at any time. On any day that the New York Fed or the NYSE closes early, the principal government securities markets close early (such as on days in advance of holidays generally observed by participants in such markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the New York Fed or the NYSE is closed, the fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. Certain Fidelity funds may follow different holiday closing schedules.
THE FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding. The fund values its portfolio securities on the basis of amortized cost. This method minimizes the effect of changes in a security's market value and helps the fund maintain a stable $1.00 share price.
THE FUND'S OFFERING PRICE (price to buy one share) and REDEMPTION PRICE (price to sell one share) are its NAV.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Fidelity may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. Fidelity will request personalized security codes or other information, and may also record calls. You should verify the accuracy of the confirmation statements immediately after receipt. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations and certain fiduciaries.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail.
THE FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. The fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of the fund.
TO ALLOW FMR TO MANAGE THE FUND MOST EFFECTIVELY, you are urged to initiate all trades as early in the day as possible and to notify Fidelity Client Services Government Team in advance of transactions in excess of $1 million.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased at the next NAV calculated after your order is received and accepted by the transfer agent. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) The fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.
(small solid bullet) If your wire is not received by the close of the Federal Reserve Wire System, you could be liable for any losses or fees the fund or Fidelity has incurred or for interest and penalties.
Shareholders of record as of 3:00 p.m. Eastern time will be entitled to dividends declared that day.
   Shares purchased between 3:00 p.m. and 4:00 p.m. Eastern time begin to earn income dividends on the following business day.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your order is received and accepted by the transfer agent. Note the following:
(small solid bullet) Shares redeemed before 3:00 p.m. Eastern time do not receive the dividend declared on the day of redemption. Shares redeemed after 3:00 p.m. Eastern time do receive the dividend declared on the day of redemption.
(small solid bullet) The fund may withhold redemption proceeds until it is reasonably assured that investments credited to your account have been received and collected.
(small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
When the NYSE or the New York Fed is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the fund may suspend redemption or postpone payment dates. In cases of suspension of the right of redemption, the request for redemption may either be withdrawn or payment may be made based on the NAV next determined after the termination of the suspension.
IF YOUR ACCOUNT BALANCE FALLS BELOW $25,000 due to redemption, the account
may be closed and the proceeds    may be mailed to your address of record
or wired to your bank account of record, as applicable.     You will be
given 30 days' notice that your account will be closed unless it is increased to the minimum.
For purposes of determining the minimum balance, multiple accounts registered in the same name within the fund will be aggregated.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
EXCHANGE RESTRICTIONS
As a shareholder you have the privilege of exchanging shares of the fund for shares of other Fidelity funds.
An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.
BY MAIL. You may exchange shares on any business day by submitting written instructions with an authorized signature which is on file for that account. Written requests for exchanges should contain the fund name, account number, the number of shares to be redeemed, and the name of the fund to be purchased. Written requests for exchange should be mailed to Fidelity Client Services Government Team at the address on page .
WHEN YOU PLACE AN ORDER TO EXCHANGE SHARES, shares will be redeemed at the next determined NAV after your order is received and accepted by the transfer agent. Shares of the fund to be acquired will be purchased at its next determined NAV after redemption proceeds are made available. You should note that, under certain circumstances, the fund may take up to seven days to make redemption proceeds available for the exchange purchase of shares of another fund. Exchanges processed at the 3:00 p.m. price will not earn the dividend declared for that day. In addition, please note the following:
(small solid bullet) Exchanges will not be permitted until a completed and signed account application is on file.
(small solid bullet) The fund you are exchanging into must be registered for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number. (small solid bullet) Before exchanging into a fund, read its prospectus. (small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage difference between that fund's sales charge and any sales charge you have already paid in connection with the shares you are exchanging.
(small solid bullet) Exchanges may have tax consequences for you.
(small solid bullet) Because excessive trading can hurt fund performance and shareholders, the fund reserves the right to temporarily or permanently terminate the exchange privilege.
(small solid bullet) The fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if the fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the fund. Although the fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The fund reserves the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to $7.50 and redemption fees of up to 1.50% on exchanges. Check each fund's prospectus for details.
   No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related SAI, in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This Prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell or to buy shares of the fund to any person to whom it is unlawful to make such offer.

[This page intentionally left blank.]
FIDELITY INSTITUTIONAL INVESTORS TRUST:
STATE AND LOCAL ASSET MANAGEMENT SERIES:
GOVERNMENT MONEY MARKET PORTFOLIO
CROSS REFERENCE SHEET
Form N-1A Item Number Statement of Additional Information
Part B
10 a,b  Cover Page
11   Table of Contents
12   *

13 a,b,c  Investment Policies and Limitations
 d  *
14 a,b,c  Trustees and Officers, FMR
15 a,b,c  Trustees and Officers, FMR
16 a(i)  FMR
 a(ii)  Trustees and Officers
 a(iii),b  Management Contract
 c  *
 d  Management Contract
 e  *
 f  Distribution and Service Plan
 g  *
 h  Cover Page; Description of the Fund
 i  Contracts with Companies Affiliated with FMR
17 a  Portfolio Transactions
 b  *
 c,d  Portfolio Transactions
18 a  Description of the Fund
 b  *
19 a  Additional Purchase and Redemption Information
 b  Valuation
 c  *
20   Distributions and Taxes
21 a(i,ii) Contracts with Companies Affiliated with FMR, Distribution and Service Plan
 a(iii),b,c  *
22   Performance
23   Financial Statements
* Not Applicable

STATE AND LOCAL ASSET MANAGEMENT SERIES:
GOVERNMENT MONEY MARKET PORTFOLIO
(A SERIES OF FIDELITY INSTITUTIONAL INVESTORS TRUST)
STATEMENT OF ADDITIONAL INFORMATION
82 DEVONSHIRE STREET
BOSTON, MASSACHUSETTS 02109
JANUARY 19, 199   6
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the fund's current Prospectus (dated
January 19, 199   6    ). Please retain this document for future reference.
The fund's financial statements and financial highlights, included in the
Annual Report, for the fiscal year ended November 30, 199   5    , are
attached to the Prospectus and are incorporated herein by reference. To obtain an additional copy of the Prospectus (and the Annual Report), please call Fidelity Distributors Corporation at 1-800-343-9222.
TABLE OF CONTENTS                                                  PAGE



Investment Policies and Limitations

Portfolio Transactions

Valuation

Performance

Additional Purchase,    Exchange,     and Redemption Information

Distributions and Taxes

FMR

Trustees and Officers

Management Contract

Contracts with FMR Affiliates

Distribution and Service Plan

Description of the Fund

Financial Statements

   Appendix

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
SUB-ADVISER
FMR Texas Inc. (FMR Texas)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
Fidelity Investments Institutional Operations Company (FIIOC)
CUSTODIAN
   The Bank     of New York
SLAMG-ptb-196
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental policies and limitations    cann    ot be changed
without approval of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund.
    However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval. The following are the fund's fundamental investment limitations set forth in their entirety.
   THE FUND MAY NOT:
(1) purchase the securities of any issuer (other than obligations issued or
guaranteed by the    g    overnment of the United States or its agencies or
instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of any single issuer, or it would hold more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the fund's assets may be invested without regard to these limitations;
(2)    issue senior securities, except as permitted under the 1940 Act    ;
(3) sell securities short, unless it owns, or by virtue of ownership of other securities has the right to obtain, securities equivalent in kind and amount to the securities sold;
(4) purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions;
(5) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of the fund's total assets (less liabilities other than borrowings). Any borrowings that come to exceed 33 1/3% of the fund's total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the 33 1/3% limitation. The fund may engage in reverse repurchase agreements;
(6) underwrite securities issued by others (except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);
(7) purchase the securities of any issuer (other than obligations issued or
guaranteed by the    g    overnment of the United States or its agencies or
instrumentalities) if, as a result, more than 25% of the fund's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry;
(8) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(9) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; or
(10) lend any security or make any loan if, as a result, more than 33 1/3%
of    the fund's     total assets would be lent to other parties   ,
    but this limit does not apply to purchases of debt securities or to repurchase agreements.
(11) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the fund. Investment limitation (5) is construed in conformity with the 1940 Act; accordingly, "three days" means three days, exclusive of Sundays and holidays.
   THE FOLLOWING LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY ONLY BE CHANGED UPON 90 DAYS' PRIOR NOTIFICATION TO SHAREHOLDERS.
(i) The fund may not purchase the voting securities of any issuer.
(ii) The fund    does not currently intend to     sell securities short.
(iii) The fund may not borrow money except from a bank for temporary or emergency purposes. The fund may not purchase a security while borrowings as described in limitation (5) representing more than 5% of its total assets are outstanding.
(iv) The fund    does not currently intend to     make loans, but this
limitation does not apply to purchases of debt securities or to repurchase agreements.
(v) The fund    does not currently intend to     (a) purchase securities of
other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation or merger.
(vi) The fund    does not currently intend to     purchase the securities
of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(vii) The fund    does     not    currently intend to     invest in oil,
gas, or other mineral exploration or development programs or leases.
(viii) The fund    does     not    currently intend to     purchase any
security or enter into a repurchase agreement if, as a result, more than 10% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.
(ix) The fund    does     not    currently intend to     engage in reverse
repurchase agreements.
(x) The fund    does not currently intend to     underwrite securities
issued by others.
(xi) The fund    does     not    currently intend to     invest in
securities of real estate investment trusts that are not readily marketable, or invest in securities of real estate limited partnerships that are not listed on the New York Stock Exchange (NYSE) or the American Stock Exchange or traded on the NASDAQ National Market System.
(xii) The fund    does not currently intend to     purchase or sell futures
contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.
(xiii) The fund does not currently intend to invest all of its assets in
the securities of a single open-end        management company with
substantially the same fundamental objective, policies, and limitations as the fund.
   For purposes of limitation (vi), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
ADDITIONAL SHAREHOLDER INFORMATION. The fund invests in obligations issued or guaranteed as to principal and interest by the U.S. Government; obligations of U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government; and in repurchase agreements for these obligations. The fund currently intends to invest exclusively in these instruments. These policies may only be changed upon 90 days' prior notification to shareholders.
For the fund's policies on quality and maturity, see the section entitled
"Quality and Maturity" on page        .
AFFILIATED BANK TRANSACTIONS. The fund may engage in transactions with
financial institutions that are, or may be considered to be   ,
"affiliated persons" of the fund under the 1940 Act. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by
deposits); municipal securities; U.S.    G    overnment securities with
affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange
Commission    (SEC)    , the Board of Trustees has established and
periodically reviews procedures applicable to transactions involving affiliated financial institutions.
   DELAYED-DELIVERY TRANSACTIONS. The fund may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by the fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.
When purchasing securities on a delayed-delivery basis, the fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because the fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the fund's other investments. If the fund remains substantially fully invested at a time when the delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the fund will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When the fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could suffer a loss.
The fund may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of the fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of the fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by the fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, the fund has received permission to lend money to, and borrow money from, other funds advised by FMR or its affiliates. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements), and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs. The fund does not currently intend to participate in the program as a lender.
PUT FEATURES entitle the holder to sell a security back to the issuer at any time or at specified intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security).
    QUALITY AND MATURITY. Pursuant to procedures adopted by the Board of Trustees, the fund may purchase only high-quality securities that FMR believes present minimal credit risks. To be considered high quality, a security must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating services has rated the security); or, if unrated, judged to be of equivalent quality by FMR.
   High-quality securities are divided into "first tier" and "second tier" securities. First tier securities are those deemed to be in the highest rating category (e.g. Standard & Poor's A-1), and second tier securities are those deemed to be in the second highest rating category (e.g. Standard & Poor's A-2). Split-rated securities may be determined to be either first tier or second tier based on applicable regulations.
The fund may not invest more than 5% of its total assets in second tier securities. In addition, the fund may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.
Th   e fund currently intends     to    limit its investments to
    securities with remaining maturities of 397 days or less, and to maintain a dollar-weighted average maturity of 90 days or less. When determining the maturity of a security, the fund may look to an interest rate reset or demand feature.
   REPURCHASE AGREEMENTS. In a repurchase agreement, the fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. To protect the fund from the risk that the original seller will not fulfill its obligation, the securities are held in an account of the fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to the fund in connection with bankruptcy proceedings), it is the fund's current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
SHORT SALES "AGAINST THE BOX." The fund may sell securities short when it owns or has the right to obtain securities equivalent in kind or amount to the securities sold short. Short sales could be used to protect the net asset value per share of the fund in anticipation of increased interest rates, without sacrificing the current yield of the securities sold short. If the fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
STRIPPED GOVERNMENT SECURITIES. Stripped securities are created by separating the income and principal components of a debt instrument and selling them separately. U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Bonds issued by government agencies also may be stripped in this fashion.
VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments of the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities have put features.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. FMR has granted investment management authority to the sub-adviser (see the section entitled "Management Contracts"), and the sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. Securities purchased and sold by the fund generally will be traded on a net basis (i.e., without commission). In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.
The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). FMR maintains a listing of broker-dealers who provide such services on a regular basis. However, as many transactions on behalf of the fund are placed with broker-dealers (including broker-dealers on the list) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such broker-dealers solely because such services were provided. The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions on behalf of the fund may be useful to FMR in rendering investment management services to the fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the fund and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the fund or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with Fidelity Brokerage Services, Inc. (FBSI) and Fidelity Brokerage Services (FBS), subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. From September 1992 through December 1994, FBS operated under the name Fidelity Brokerage Services Limited, Inc. (FBSL). As of January 1995, FBSL was converted to an unlimited liability company and assumed the name FBS. Prior to September 4, 1992, FBSL operated under the name Fidelity Portfolio Services, Ltd. (FPSL) as a wholly owned subsidiary of Fidelity International Limited (FIL). Edward C. Johnson 3d is Chairman of FIL. Mr. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized FBSI to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules. The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal years ended November 30, 1995, 1994, and 1993, the fund paid no brokerage commissions. During the fiscal year ended November 30, 1995, the fund paid no fees to brokerage firms that provided research.
From time to time the Trustees will review whether the recapture for the benefit of the fund of some portion of the brokerage commissions or similar fees paid by the fund on portfolio transactions is legally permissible and advisable. The fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to seek such recapture.
Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR, investment decisions for the fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
Fidelity Service Co. (FSC) normally determines the fund's net asset value per share (NAV) at 3:00 p.m. and 4:00 p.m. Eastern time. The valuation of portfolio securities is determined as of these times for the purpose of computing the fund's NAV.
Portfolio securities and other assets are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price the fund would receive if it sold the instrument.
During periods of declining interest rates, the fund's yield based on amortized cost valuation may be higher than would result if the fund used market valuations to determine its NAV. The converse would apply during periods of rising interest rates.
 Valuing the fund's investments on the basis of amortized cost and use of the term "money market fund" are permitted pursuant to Rule 2a-7 under the 1940 Act. The fund must adhere to certain conditions under Rule 2a-7, as summarized in the section entitled "Quality and Maturity" on page .
 The Board of Trustees oversees FMR's adherence to the provisions of Rule 2a-7 and has established procedures designed to stabilize the fund's NAV at $1.00. At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. If the Trustees believe that a deviation from the fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.
PERFORMANCE
The fund may quote performance in various ways. All performance information supplied by the fund in advertising is historical and is not intended to indicate future returns. The fund's yield and total return fluctuate in response to market conditions and other factors.
YIELD CALCULATIONS. To compute the fund's yield for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. The fund also may calculate an effective yield by compounding the base period return over a one-year period. In addition to the current yield, the fund may quote yields in advertising based on any historical seven-day period. Yields for the fund are calculated on the same basis as other money market funds, as required by applicable regulations.
Yield information may be useful in reviewing the fund's performance and in providing a basis for comparison with other investment alternatives. However, the fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of the fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, the fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
HISTORICAL FUND RESULTS. The following table shows the fund's 7-day yields
and total returns for the period ended Novem    ber 3   0    , 1995   .

                                 Average Annual Total Returns                      Cumulative Total Returns





                  Seven-Day          One            Five                            One            Five
                  Yield              Year           Years           Life of          Year            Years            Life of
                                                                   Fund*                                             Fund*



   Government
Money
Market            5.55%               5.62%           4.35%         5.80%             5.62%         23.71%           59.42%
   Portfolio


* Life of Fund figures are from commencement of operations of the fund - August 27, 1987.
   The following table shows the income and capital elements of the fund's cumulative total return. The table compares the fund's return to the record of the Standard & Poor's Composite Index of 500 Stocks (S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living (measured by the Consumer Price Index, or CPI) over the same period. The CPI information is as of the month end closest to the initial investment date for the fund. The S&P 500 and DJIA comparisons are provided to show how the fund's total return compared to the record of a broad average of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Of course, since the fund invests in short-term fixed-income securities, common stocks represent a different type of investment from the fund. Common stocks generally offer greater growth potential than the fund, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than a fixed-income investment such as the fund. Figures for the S&P 500 and DJIA are based on the prices of unmanaged groups of stocks and, unlike the fund's returns, do not include the effect of paying brokerage commissions or other costs of investing.
During the period from August 27, 1987 (commencement of operations) to
Novem    ber 3   0    , 1995   , a hypothetical $10,000 investment in the
fund would have grown to $15,942, assuming all distributions were reinvested. This was a period of fluctuating interest rates and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.

   STATE AND LOCAL ASSET MANAGEMENT SERIES:                                  INDICES
   Government Money Market Portfolio






 Period     Value of      Value of         Value of              Total       S&P 500      DJIA         Cost of
 Ended      Initial       Reinvested       Reinvested            Value                                 Living
            $10,000       Dividend         Capital Gain
            Investment    Distributions     Distributions

  1995       $ 10,000       $ 5,942           $ 0               $ 15,942     $ 23,506     $ 24,464     $ 13,427

  1994       $ 10,000       $ 5,093           $ 0               $ 15,093     $ 17,160     $ 17,587     $ 13,103

  1993       $ 10,000       $ 4,565           $ 0               $ 14,565     $ 16,983     $ 16,861     $ 12,745

  1992       $ 10,000       $ 4,166           $ 0               $ 14,166     $ 15,424     $ 14,700     $ 12,413

  1991       $ 10,000       $ 3,657           $ 0               $ 13,657     $ 13,016     $ 12,500     $ 12,045

  1990       $ 10,000       $ 2,886           $ 0               $ 12,886     $ 10,815     $ 10,687     $ 11,696

  1989       $ 10,000       $ 1,921           $ 0               $ 11,921     $ 11,205     $ 10,869     $ 11,005

  1988       $ 10,000       $ 920             $ 0               $ 10,920     $ 8,564      $ 8,184      $ 10,516

  1987*      $ 10,000       $ 177             $ 0               $ 10,177     $ 6,944      $ 6,846      $ 10,087



   * From August 27, 1987 (commencement of operations).
Explanatory Notes: With an initial investment of $10,000 made on August 27, 1987, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends for the period covered (their cash value at the time they were reinvested), amounted to $15,942. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments (dividends) for the period would have amounted to $4,676. The fund did not distribute any capital gains during the period. Tax consequences of different investments have not been factored into the above figures.
PERFORMANCE COMPARISONS. The fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, the fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, the fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. The fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, the fund may offer greater liquidity or higher potential returns than CDs, the fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation based on the CPI, and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.
Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
The fund may compare its performance or the performance of securities in which it may invest to averages published by IBC USA (Publications), Inc. of Ashland, Massachusetts. These averages assume reinvestment of distributions. The IBC/Donoghue's MONEY FUND AVERAGES(trademark)/Government, which is reported in the MONEY FUND REPORT(registered trademark), covers over 229 money market funds and IBC/Donoghue's MONEY FUND AVERAGES(trademark) /All Taxable, which is reported in the MONEY FUND REPORT(registered trademark), covers over 772 money market funds.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; charitable giving; and the Fidelity credit card. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus, a quarterly magazine provided free of charge to Fidelity fund shareholders. The fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.
As of Novem    ber 3   0    , 1995   , FMR advised over $26.5 billion in
tax-free fund assets, $81 billion in money market fund assets, $234 billion in equity fund assets, $48 billion in international fund assets, and $23 billion in Spartan fund assets. The fund may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings, the fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.
ADDITIONAL PURCHASE,    EXCHANGE,     AND REDEMPTION INFORMATION
If the Trustees determine th   at     existing conditions make cash payment
undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. Pursuant to Rule 11a-3 under the 1940 Act, the fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
   In the prospectus, the fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
DISTRIBUTIONS AND TAXES
   DISTRIBUTIONS.     If you request to have distributions mailed to you
and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
   DIVIDENDS. Because the fund's income is primarily derived from interest,
d    ividends from the fund    generally     will not qualify for the
dividends-received deduction available to corporat   e shareholders    .
   Short-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. A portion of the fund's dividends derived from certain U.S. Government obligations may be exempt
from state and local taxation.     The fund will    send each shareholder a
notice in January describing the tax status of dividend and capital gain distributions (if any) for the prior year.
CAPITAL GAIN DISTRIBUTIONS. The fund may distribute    any net realized
    short-term capital gains once a year or more often as necessary   ,
to maintain its net asset value of $1.00 per share   .     The fund does
not anticipate earning long-term capital gains on securities held by the fund.
   As of fiscal year ended November 30, 1995, the fund had a capital loss carryforward aggregating approximately $100,000. This loss carryforward, of which $29,000, $9,000, $48,000 and $14,000 will expire on November 30,
1999, 2001, 2002, and 2003, respectively, is available to offset future capital gains.
STATE AND LOCAL TAX ISSUES. For mutual funds organized as business trusts,
state law provide   s     for a pass-through of the state and local income
tax exemption afforded to direct owners of U.S.    G    overnment
securities. Some states limit this to mutual funds that invest a certain
amount in U.S.    G    overnment securities, and some types of securities,
such as repurchase agreements and some agency backed securities, may not qualify for this benefit. The tax treatment of your dividend distributions from the fund will be the same as if you directly owned your proportionate
share of the U.S.    G    overnment securities in the fund's portfolio.
Because the income earned on most U.S.    G    overnment securities in
which the fund invests is exempt from state and local income taxes, the portion of your dividends from the fund attributable to these securities will also be free from income taxes. The exemption from state and local income taxation does not preclude states from assessing other taxes on the
ownership of U.S.    G    overnment securities.    In a number of states,
corporate franchise (income) tax laws do not exempt interest earned on U.S. Government securities whether such securities are held directly or through a fund.
TAX STATUS OF THE FUND. The fund intends to qualify    each year     as a
"regulated investment company   " for tax purposes     so that it will not
be liable for federal    tax on     income    and     capital gains
   dist    ributed to shareholders.    In order to qualify as a regulated
investment company and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisors to determine whether the fund is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by three of its divisions as follows: FSC, which is the transfer and shareholder servicing agent for certain of the funds advised by FMR; Fidelity Investments Institutional Operations Company, which performs shareholder servicing functions for institutional customers and funds sold through intermediaries; and Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers elected or
appointed to     Fidelity Institutional Investors Trust    prior to the
fund's conversion from a series of a Massachusetts business trust served in identical capacities. All persons named as Trustees also serve in similar capacities for other funds advised by FMR. The business address of each Trustee and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (65), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
*J. GARY BURKHEAD (54), Trustee and Senior Vice President, is President of FMR; and President and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc. RALPH F. COX (63), Trustee (1991), is a consultant to Western Mining Corporation (1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production, 1990). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Sanifill Corporation (non-hazardous waste, 1993) and CH2M Hill Companies (engineering). In addition, he served on the Board of Directors of the Norton Company (manufacturer of industrial devices, 1983-1990) and continues to serve on the Board of Directors of the Texas State Chamber of Commerce, and is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (63), Trustee (1992). Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores, 1990), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
RICHARD J. FLYNN (71), Trustee, is a financial consultant. Prior to September 1986, Mr. Flynn was Vice Chairman and a Director of the Norton Company (manufacturer of industrial devices). He is currently a Trustee of College of the Holy Cross and Old Sturbridge Village, Inc., and he previously served as a Director of Mechanics Bank (1971-1995).
E. BRADLEY JONES (68), Trustee (1990). Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Cleveland-Cliffs Inc (mining), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products, 1990), and he previously served as a Director of NACCO Industries, Inc. (mining and marketing, 1985-1995) and Hyster-Yale Materials Handling, Inc. (1985-1995). In addition, he serves as a Trustee of First Union Real Estate Investments, a Trustee and member of the Executive Committee of the Cleveland Clinic Foundation, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (63), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Vice Chairman of the Board of Trustees of the Greenwich Hospital Association, and as a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995).
*PETER S. LYNCH (52), Trustee (1990) is Vice Chairman and Director of FMR
(1992). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). He is a Director of W.R. Grace & Co. (chemicals) and Morrison Knudsen Corporation (engineering and construction). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston (1990).
GERALD C. McDONOUGH (66), Trustee, is Chairman of G.M. Management Group (strategic advisory services). Prior to his retirement in July 1988, he was Chairman and Chief Executive Officer of Leaseway Transportation Corp. (physical distribution services). Mr. McDonough is a Director of ACME-Cleveland Corp. (metal working, telecommunications and electronic products), Brush-Wellman Inc. (metal refining), York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (water treatment equipment, 1992), and Associated Estates Realty Corporation (a real estate investment trust, 1993).
EDWARD H. MALONE (71), Trustee. Prior to his retirement in 1985, Mr. Malone was Chairman, General Electric Investment Corporation and a Vice President of General Electric Company. He is a Director of Allegheny Power Systems, Inc. (electric utility), General Re Corporation (reinsurance) and Mattel Inc. (toy manufacturer). In addition, he serves as a Trustee of the Naples Philharmonic Center for the Arts and Rensselaer Polytechnic Institute, and he is a member of the Advisory Boards of Butler Capital Corporation Funds and Warburg, Pincus Partnership Funds.
MARVIN L. MANN (62), Trustee (1993) is Chairman of the Board, President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993) and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way (1993) and is a member of the University of Alabama President's Cabinet (1990).
THOMAS R. WILLIAMS (67), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of BellSouth Corporation (telecommunications), ConAgra, Inc. (agricultural products), Fisher Business Systems, Inc. (computer software), Georgia Power Company (electric utility), Gerber Alley & Associates, Inc. (computer software), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).
FRED L. HENNING, JR. (56), Vice President, is Vice President of Fidelity's money market (1994) and fixed-income (1995) funds and Senior Vice President of FMR Texas Inc.
LELAND BARRON (36), Vice President of the fund (1992), and other funds advised by FMR, is an employee of FMR.
ARTHUR S. LORING (48), Secretary, is Senior Vice President (1993) and General Counsel of FMR, Vice President-Legal of FMR Corp., and Vice President and Clerk of FDC.
KENNETH A. RATHGEBER (48), Treasurer (1995), is Treasurer of the Fidelity funds and is an employee of FMR (1995). Before joining FMR, Mr. Rathgeber was a Vice President of Goldman Sachs & Co. (1978-1995), where he served in various positions, including Vice President of Proprietary Accounting (1988-1992), Global Co-Controller (1992-1994), and Chief Operations Officer of Goldman Sachs (Asia) LLC (1994-1995)
THOMAS D. MAHER (50), Assistant Vice President (1990), is Assistant Vice President of Fidelity's money market funds and Vice President and Associate General Counsel of FMR Texas Inc. (1990). Prior to 1990, Mr. Maher was an employee of FMR.
JOHN H. COSTELLO (49), Assistant Treasurer, is an employee of FMR.
LEONARD M. RUSH (49), Assistant Treasurer (1994), is an employee of FMR
(1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance of Officer of FMR Corp. (1993-1994); Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993); and Vice President, Assistant Controller, and Director of the Accounting Department - First Boston Corp. (1986-1990).
The following table sets forth information describing the compensation of each current Trustee of the fund for his or her services as trustee for the fiscal year ended November 30, 1995.
          COMPENSATION TABLE


   Trustees                      Aggregate             Pension or                 Estimated Annual           Total
                                 Compensation           Retirement                  Benefits Upon              Compensation
                                 from                  Benefits Accrued            Retirement from            from the Fund
                                 the Fund               as Part of Fund             the Fund                   Complex*
                                                        Expenses from the           Complex*
                                                        Fund Complex*

   J. Gary Burkhead **           $ 0                    $ 0                         $ 0                        $ 0

   Ralph F. Cox                   101                    5,200                       52,000                     128,000

   Phyllis Burke Davis            98                     5,200                       52,000                     125,000

   Richard J. Flynn               127                    0                           52,000                     160,500

   Edward C. Johnson 3d **        0                      0                           0                          0

   E. Bradley Jones               101                    5,200                       49,400                     128,000

   Donald J. Kirk                 103                    5,200                       52,000                     129,500

   Peter S. Lynch **              0                      0                           0                          0

   Gerald C. McDonough            101                    5,200                       52,000                     128,000

   Edward H. Malone               101                    5,200                       44,200                     128,000

   Marvin L. Mann                 99                     5,200                       52,000                     128,000

   Thomas R. Williams             100                    5,200                       52,000                     125,000


   * Information is as of December 31, 1995 for 219 funds in the complex. ** Interested trustees of the fund are compensated by FMR.
The non-interested Trustees may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Deferred Compensation Plan (the Plan). Under the Plan, compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested and reinvested in shares of one or more funds in the complex designated by such Trustee (designated securities).The amount paid to the Trustee under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Plan will have a negligible effect on the fund's assets, liabilities, and net income per share, and will not obligate the fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. The fund may invest in such designated securities under the Plan without shareholder approval.
Under a retirement program adopted in July 1988, the non-interested Trustees, upon reaching age 72, become eligible to participate in a retirement program under which they receive payments during their lifetime from a fund based on their basic trustee fees and length of service. The obligation of a fund to make such payments is not secured or funded. Trustees become eligible if, at the time of retirement, they have served on the Board for at least five years. Currently, Messrs. Ralph S. Saul, William R. Spaulding, Bertram H. Witham, and David L. Yunich, all former non-interested Trustees, receive retirement benefits under the program.
As of January 2, 1996, the Trustees and officers of the fund owned, in the aggregate, less than 1% of the fund's total outstanding shares.
As of December 28, 1995, the following owned of record or beneficially 5% or more of outstanding shares of the fund: Culver City, Culver City, CA (11.16%); City of Baltimore, Baltimore, MD (8.73%); City of Tustin, Tustin, CA (7.25%); Massachusetts Health & Educational, Boston, MA (7.07%); City of Evanston, Evanston, IL (5.59%); and Pompano Beach City, Pompano Beach, FL (5.07%).
MANAGEMENT CONTRACT
The fund employs FMR to furnish investment advisory and other services.
Under    its m    anagement    c    ontract with the fund, FMR acts as
investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's
investments, compensates all officers of the fund    and     all Trustees
who are "interested persons" of the trust or of FMR, and all personnel of
the    fund     or FMR performing services relating to research,
statistical   ,     and investment activities.
   In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provides the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal and state laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
FMR    is responsible for the payment of all expenses of the fund with
certain exceptions. Specific expenses     payable by FMR include, without
limitation,    expenses for the typesetting, printing, and mailing proxy
materials to shareholders; legal expenses, and the fees of the custodian, auditor, and interested Trustees; costs of typesetting, printing, and mailing prospectuses and statements of additional information, notices and reports to shareholders; the fund's proportionate share of insurance premiums and Investment Company Institute dues. FMR also provides for
transfer     agent and dividend disbursing services    through     FIIOC
and portfolio and general accounting record maintenance through FSC.
FMR pays all other expenses of the fund with the following exceptions:
   fees and expenses of     all Trustees of the trust who are not
"interested persons" of the trust or FMR; taxes; brokerage commissions (if any); and such nonrecurring expenses as may arise, including costs of litigation to which the fund may be a party, and any obligation it may have
to indemnify    the     officers and Trustees with respect to    any
litigation.
FMR    is the fund's manager pursuant to a management c    ontract    dated
January 29, 1992, which was approved by shareholders on November 13, 1991. The management fee paid to FMR is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.
For the services of FMR under the contract, the fund pays FMR a monthly management fee at the annual rate of 0.43% of the average net assets of the fund throughout the month. For the fiscal years ended November 30, 1995, 1994, and 1993, FMR received $840,945, $1,704,235, and $3,625,261, respectively, after reduction of fees and expenses paid by the fund to the non-interested Trustees.
FMR may, from time to time,    voluntarily     reimburse    all or a
portion of     the fund   's operating expenses (exclusive of interest,
taxes, brokerage commissions, and extraordinary expenses).     FMR retains
the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase the fund's    total returns
and     yield and    repayment of the     reimbursement by the fund will
lower its    total returns and     yield.
To comply with the California Code of Regulations, FMR will reimburse the fund if and to the extent that the fund's aggregate annual operating expenses exceed specified percentages of its average net assets. The applicable percentages are 2 1/2% of the first $30 million, 2% of the next $70 million, and 1 1/2% of average net assets in excess of $100 million. When calculating the fund's expenses for purposes of this regulation, the fund may exclude interest, taxes, brokerage commissions, and extraordinary
expenses, as well as a portion of its    custodian fees attributable to
investments in foreign securities    .
SUB-ADVISER.        FMR has entered into a sub-advisory agreement with FMR
Texas Inc. (FMR Texas) pursuant to which FMR Texas has primary responsibility for providing portfolio investment management services to the fund.
Under the sub-advisory agreement,    dated January 29, 1992, which was
approved by shareholders on November 13, 1991, FMR pays     FMR Texas fees
equal to 50% of the management fee payable to FMR under its management contract with the fund. The fees paid to FMR Texas are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from
time to time.    On behalf of the fund, fo    r    the fi    scal years
ended November 30, 199   5    , 199   4    , and 199   3    ,    FMR
paid     FMR Texas fees    of $420,473,     $   850,057    , and
$   1,801,405    , respectively.
   CONTRACTS WITH FMR AFFILIATES
FIIOC, an affiliate of FMR, is the transfer, dividend disbursing, and shareholder servicing agent for the fund. Under this arrangement, FIIOC receives an annual account fee and an asset based fee for each account based on account size. FSC, an affiliate of FMR, performs the calculations necessary to determine the NAV and dividends for the fund, and maintains the fund's accounting records. FSC receives a fee based on the fund's average net assets. FMR must bear the cost of transfer, dividend disbursing, shareholder servicing, and pricing and bookkeeping services pursuant to its management contract with the fund.
FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders, with the exception of proxy statements. Also, FIIOC pays out-of-pocket expenses associated with transfer agent services. The fund has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities and Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
DISTRIBUTION AND SERVICE PLAN
The    Trustees     ha   ve     a   pproved     a Distribution and Service
Plan    on behalf of the fund (the Plan) pursuant to     Rule 12b-1
    of the 1940 Act    (the Rule)    . The Rule provides in substance that
a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the
fund except pursuant to a plan a   pproved on behalf of the     fund under
the Rule. The    Plan, as approved by the T    rustees   , allows     the
fund and FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.
   Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue as well as its past profits or its other resources from any other source to reimburse FDC for expenses incurred in connection with the distribution of shares of the fund, including payments made to third parties that assist in selling shares of the fund, or to third parties, including banks, that render shareholder support services.
Under the Plan, payments made by FMR to FDC during the fiscal year ended November 30, 1995 amounted to $922.
Prior to approving the Plan,     the Trustees carefully considered all
pertinent factors relating to the implementation of the Plan, and have determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the fund other than those made to FMR
under    its m    anagement    c    ontract with the fund. To the extent
that the Plan gives FMR and FDC greater flexibility in connection with the distribution of shares of the fund, additional sales of fund shares may
result.    Furthermore,     certain shareholder support services may be
provided more effectively under the Plan by local entities with whom shareholders have other relationships.
   The Plan was approved by shareholders of the fund on November 13, 1991, in connection with a reorganization transaction on January 29, 1992, pursuant to an Agreement and Plan of Conversion.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or
appropriate regulatory agencies, FDC    believes that     the
   Glass-Steagall     Act should not preclude a bank from performing
shareholder support services,    or     servicing and recordkeeping
functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the fund might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and
   other     financial institutions may be required to register as dealers pursuant to state law.
   The fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments.
DESCRIPTION OF THE FUND
FUND ORGANIZATION. State and Local Asset Management Series:
    G   overnment     M   oney     M   arket     P   ortfolio is a fund of
Fidelity Institutional Investors Trust, an open-end management investment company organized as a Delaware business trust on January 29, 1992. State and Local Asset Management Series: Government Money Market Portfolio acquired all of the assets of State and Local Asset Management Series:
Government Money Market Portfolio, a series of Income Portfolios on
    January 29, 1992    pursuant to an agreement approved by shareholders
on November 13, 1991. Currently, the fund is the only fund of the Delaware trust. The Trust Instrument permits the Trustees to create additional funds.
In the event that FMR ceases to be the investment adviser to the fund, the right of the fund to use the identifying name "Fidelity" may be withdrawn. SHAREHOLDER AND TRUSTEE LIABILITY. The fund is a business trust organized under Delaware law. Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the fund and requires that a disclaimer be given in each contract entered into or executed by the fund or the Trustees. The Trust Instrument provides for indemnification out of the fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund. The Trust Instrument also provides that the fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the fund is unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.
The Trust Instrument further provides that the Trustees, if they have exercised reasonable care, shall not be personally liable to any person other than the fund or its shareholders; moreover, the Trustees shall not be liable for any conduct whatsoever, provided that Trustees are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. The fund's capital consists of shares of beneficial interest allocated to a single fund. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the fund may, as set forth in the Trust Instrument, call meetings of the fund for any purpose related to the fund, including the purpose of voting on removal of one or more Trustees.
The fund may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by vote of the holders of a majority of the outstanding shares of the fund; however, the Trustees may, without prior shareholder approval, change the form of organization of the fund by merger, consolidation, or incorporation. If not so terminated or reorganized, the fund will continue indefinitely.
Under the Trust Instrument, the Trustees may, without shareholder vote, cause the fund to merge or consolidate into one or more trusts, partnerships, or corporations, or cause the fund to be incorporated under Delaware law, so long as the surviving entity is an open-end management investment company that will succeed to or assume the fund registration statement. The fund may invest all of its assets in another investment company.
CUSTODIAN. The Bank of New York, 48 Wall Street, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of the subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian, Chemical Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with pooled repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR. Coopers & Lybrand L.L.P., 1999 Bryan Street, Suite 3000, Dallas, Texas 75201 serves as the fund's independent accountant. The auditor examines financial statements for the fund and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
The fund's financial statements and financial highlights for the fiscal
year ended Novem    ber 3   0    , 1995   , are included in the fund's
Annual Report, which is attached to the fund's Prospectus. The fund's financial statements and financial highlights are incorporated herein by reference.
APPENDIX
The descriptions that follow are examples of eligible ratings for the fund. The fund may, however, consider the ratings for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment.
DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S COMMERCIAL PAPER RATINGS:
Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
 Leading market positions in well established industries.
 High rates of return on funds employed.
 Conservative capitalization structures with moderate reliance on debt and ample asset protection.
 Broad margins in earning coverage of fixed financial charges and with high internal cash generation.
 Well established access to a range of financial markets and assured sources of alternate liquidity.
Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earning trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
DESCRIPTION OF STANDARD & POOR'S CORPORATION'S COMMERCIAL PAPER RATINGS:
A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.
A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.
A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.
PART C.  OTHER INFORMATION
Item 24.
 (a) Financial Statements and Financial Highlights, included in the Annual Report for the fiscal year ended November 30, 1995 are attached to the fund's prospectus, are incorporated by reference into the fund's Statement of Additional Information, and are electronically filed herein.
 (b) Exhibits:
  (1)(a) Trust Instrument dated June 20, 1991 is electronically filed herein as Exhibit 1(a).
  (b) Certificate of Amendment of Income Portfolios II to Fidelity Institutional Investors Trust is electronically filed herein as Exhibit 1(b).
  (2) By-Laws of the Trust effective May 19, 1994, were electronically filed and are incorporated herein by reference to Exhibit 2 to Union Street Trust's post effective amendment #87.
  (3) None.
  (4) None.
  (5)(a) Management Contract between Income Portfolios II: State and Local Asset Management Series: Government Money Market Portfolio and Fidelity Management & Research Company was electronically filed and is incorporated herein by reference to Exhibit 5(a) to post effective amendment #12.
  (b) Sub-Advisory Agreement between Fidelity Management & Research Company and FMR Texas Inc. on behalf of Income Portfolios II: State and Local Asset Management Series: Government Money Market Portfolio was electronically filed and is incorporated herein by reference as Exhibit 5(b) to post effective amendment #9.

  (6) General Distribution Agreement between Income Portfolios II: State and Local Asset Management Series: Government Money Market Portfolio is electronically filed herein as Exhibit 6.
  (7)(a) Retirement Plan for Non-Interested Person, Trustees, Directors or General Partners, effective November 1, 1989, was electronically field and is incorporated herein by reference to Exhibit 7 to Union Street Trust's Post-Effective Amendment No. 87.
  (b) The Fee Deferral Plan for Non-Interested Person, Directors, and Trustees of the Fidelity Funds, effective December 1, 1995, was electronially filed and is incorporated herein by reference to Exhibit 7(b) to Fidelity School Street Trust's Post-Effective Amendment No. 47 (File No. 2-57167).
      (8)(a) Custodian Agreement and Appendix C, dated December 1, 1994, between The Bank of New York and Fidelity Institutional Investors Trust was electronically filed and is incorporated herein by reference to Exhibit 8(a) to Fidelity Hereford Street Trust's Post-Effective Amendment No. 4 (File No. 33-52577).
      (8)(b) Appendix A, dated September 14, 1995, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and Fidelity Institutional Investors Trust was electronically filed and is incorporated herein by reference to Exhibit 8(d) to Fidelity Charles Street Trust's Post-Effective Amendment No. 54 (File No. 2-73133).
      (8)(c) Appendix B, dated September 14, 1995, to the Custodian Agreement, dated December 1, 1994 between The Bank of New York and Fidelity Institutional Investors Trust was electronically filed and is incorporated herein by reference to Exhibit 8(e) to Fidelity Charles Street Trust's Post-Effective Amendment No. 54 (File No. 2-73133).
  (9) Not Applicable
  (10) None.
  (11) Consent of the Fund's independent accountant, Coopers & Lybrand, L.L.P., is electronically filed herein as Exhibit 11.
  (12) None.
  (13) Not Applicable.
  (14) None.
  (15)(a) Distribution and Service Plan pursuant to Rule 12b-1 for Income Portfolios II: State and Local Asset Management Series: Government Money Market Portfolio was electronically filed and is incorporated herein by reference as Exhibit 15(a) to post effective amendment #9.
  (16). A schedule for computation of performance quotations for the
Portfolio is electronically filed here    in as Exhibit 16.
  (17). Financial Data Schedules are electronically filed herein as Exhibit
17.
  (18) None.
Item 25. Persons Controlled by or under Common Control with Registrant
 The Board of Trustees of the Registrant is the same as the Boards of other Fidelity funds managed by Fidelity Management & Research Company. In addition, the officers of these funds are substantially identical. Nonetheless, Registrant takes the position that is not under common control with these other funds since the power residing in the respective Boards and officers arises as the result of an official position with the respective funds.
Item 26. Number of Holders of Securities
As of December 28, 1995
Title of Class:  Shares of Beneficial Interest
   Name of Series   Number of Record Holders

  State and Local Asset Management Series:
  Government Money Market Portfolio 1,493
Item 27. Indemnification
 Pursuant to Del. Code Ann. title 12 (sub-section) 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and call claims and demands whatsoever. Article X, Section 10.02 of the Declaration of Trust states that the Registrant shall indemnify any present trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee, officer, or both, and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Registrant. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.
 Pursuant to Section 11 of the Distribution Agreement, the Registrant agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Registrant included a materially misleading statement or omission. However,t he Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. The Registrant does not agree to indemnify the parties against any liability to which they would be subject by reason of their own disabling conduct.
 Pursuant to the agreement by which Fidelity Service Company ("Service") is appointed sub-transfer agent, the Transfer Agent agrees to indemnify Service for its losses, claims, damages, liabilities and expenses to the extent the Transfer Agent is entitled to and receives indemnification from the Registrant for the same events. Under the Transfer Agency Agreement, the Registrant agrees to indemnify and hold the Transfer Agent harmless against any losses, claims, damages, liabilities, or expenses resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Registrant, which names the Transfer Agent and/or the Registrant as a party and is not based on and does not result from the Transfer Agent's willful misfeasance, bad faith, negligence or reckless disregard of its duties, and arises out of or in connection with the Transfer Agent's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by the Transfer Agent's willful misfeasance, bad faith, negligence or reckless disregard of its duties) which results from the negligence of the Registrant, or from the Transfer Agent's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of the Transfer Agent's acting in reliance upon advice reasonably believed by the Transfer Agent to have been given by counsel for the Registrant, or as a result of the Transfer Agent's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Item 28. Business and Other Connections of Investment Adviser
 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY
 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d   Chairman of the Executive Committee of FMR; President
                       and Chief Executive Officer of FMR Corp.; Chairman of
                       the Board and a Director of FMR, FMR Corp., FMR Texas
                       Inc., Fidelity Management & Research (U.K.) Inc., and
                       Fidelity Management & Research (Far East) Inc.; President
                       and Trustee of funds advised by FMR.



J. Gary Burkhead       President of FMR; Managing Director of FMR Corp.;
                       President and a Director of FMR Texas Inc., Fidelity
                       Management & Research (U.K.) Inc., and Fidelity
                       Management & Research (Far East) Inc.; Senior Vice
                       President and Trustee of funds advised by FMR.



Peter S. Lynch         Vice Chairman and Director of FMR.



Robert Beckwitt        Vice President of FMR and of funds advised by FMR.



David Breazzano        Vice President of FMR (1993) and of a fund advised by
                       FMR.



Stephan Campbell       Vice President of FMR (1993).



Dwight Churchill       Vice President of FMR (1993).



William Danoff         Vice President of FMR (1993) and of a fund advised by
                       FMR.



Scott DeSano           Vice President of FMR (1993).



Penelope Dobkin        Vice President of FMR and of a fund advised by FMR.



Larry Domash           Vice President of FMR (1993).



George Domolky         Vice President of FMR (1993) and of a fund advised by
                       FMR.



Robert K. Duby         Vice President of FMR.



Margaret L. Eagle      Vice President of FMR and of a fund advised by FMR.



Kathryn L. Eklund      Vice President of FMR.



Richard B. Fentin      Senior Vice President of FMR (1993) and of a fund advised
                       by FMR.



Daniel R. Frank        Vice President of FMR and of funds advised by FMR.



Michael S. Gray        Vice President of FMR and of funds advised by FMR.



Lawrence Greenberg     Vice President of FMR (1993).



Barry A. Greenfield    Vice President of FMR and of a fund advised by FMR.



William J. Hayes       Senior Vice President of FMR; Equity Division Leader.



Robert Haber           Vice President of FMR and of funds advised by FMR.



Richard Haberman       Senior Vice President of FMR (1993).



Daniel Harmetz         Vice President of FMR and of a fund advised by FMR.



Ellen S. Heller        Vice President of FMR.




John Hickling   Vice President of FMR (1993) and of funds advised by
                FMR.




Robert F. Hill              Vice President of FMR; Director of Technical Research.



Stephen P. Jonas            Treasurer and Vice President of FMR (1993)); Treasurer of
                            FMR Texas Inc. (1993), Fidelity Management & Research
                            (U.K.) Inc. (1993), and Fidelity Management & Research
                            (Far East) Inc. (1993).



David B. Jones              Vice President of FMR (1993).



Steven Kaye                 Vice President of FMR (1993) and of a fund advised by
                            FMR.



Frank Knox                  Vice President of FMR (1993).



Robert A. Lawrence          Senior Vice President of FMR (1993); High Income
                            Division Leader.



Alan Leifer                 Vice President of FMR and of a fund advised by FMR.



Harris Leviton              Vice President of FMR (1993) and of a fund advised by
                            FMR.



Bradford E. Lewis           Vice President of FMR and of funds advised by FMR.



Malcolm W. MacNaught III    Vice President of FMR (1993).



Robert H. Morrison          Vice President of FMR; Director of Equity Trading.



David Murphy                Vice President of FMR and of funds advised by FMR.



Andrew Offit                Vice President of FMR (1993).



Judy Pagliuca               Vice President of FMR (1993).



Jacques Perold              Vice President of FMR.



Anne Punzak                 Vice President of FMR and of funds advised by FMR.



Lee Sandwen                 Vice President of FMR (1993).



Patricia A. Satterthwaite   Vice President of FMR (1993) and of a fund advised by
                            FMR.



Thomas T. Soviero           Vice President of FMR (1993).



Robert E. Stansky           Senior Vice President of FMR (1993) and of funds advised
                            by FMR.



Gary L. Swayze              Vice President of FMR and of funds advised by FMR;
                            Tax-Free Fixed-Income Group Leader.



Thomas Sweeney              Vice President of FMR (1993).



Donald Taylor               Vice President of FMR (1993) and of funds advised by
                            FMR.



Beth F. Terrana             Senior Vice President of FMR (1993) and of funds advised
                            by FMR.



Joel Tillinghast            Vice President of FMR (1993) and of a fund advised by
                            FMR.



Robert Tucket               Vice President of FMR (1993).



George A. Vanderheiden      Senior Vice President of FMR; Vice President of funds
                            advised by FMR; Growth Group Leader.



Jeffrey Vinik               Senior Vice President of FMR (1993) and of a fund advised
                            by FMR.



Guy E. Wickwire             Vice President of FMR and of a fund advised by FMR.



Arthur S. Loring            Senior Vice President (1993), Clerk, and General Counsel
                            of FMR; Vice President, Legal of FMR Corp.; Secretary of
                            funds advised by FMR.


(2)  FMR TEXAS INC. (FMR Texas)
 FMR Texas provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d   Chairman and Director of FMR Texas; Chairman of the
                       Executive Committee of FMR; President and Chief
                       Exective Officer of FMR Corp.; Chairman of the Board
                       and a Director of FMR, FMR Corp., Fidelity
                       Management & Research (Far East) Inc. and Fidelity
                       Management & Research (U.K.) Inc.; President and
                       Trustee of funds advised by FMR.



J. Gary Burkhead       President and Director of FMR Texas; President of FMR;
                       Managing Director of FMR Corp.; President and a
                       Director of Fidelity Management & Research (Far East)
                       Inc. and Fidelity Management & Research (U.K.) Inc.;
                       Senior Vice President and Trustee of funds advised by
                       FMR.



Fred L. Henning, Jr.   Senior Vice President of FMR Texas; Fixed-Income
                       Division Leader (1995).



Robert Auld            Vice President of FMR Texas (1993).



Leland Barron          Vice President of FMR Texas and of funds advised by
                       FMR.



Robert Litterst        Vice President of FMR Texas and of funds advised by
                       FMR (1993).



Thomas D. Maher        Vice President of FMR Texas and Assistant Vice
                       President of funds advised by FMR.



Burnell R. Stehman     Vice President of FMR Texas and of funds advised by
                       FMR.



John J. Todd           Vice President of FMR Texas and of funds advised by
                       FMR.



Sarah H. Zenoble       Vice President of FMR Texas; Money Market Division
                       Leader (1995).



Stephen P. Jonas       Treasurer of FMR Texas Inc. (1993), Fidelity
                       Management & Research (U.K.) Inc. (1993), and Fidelity
                       Mangement & Research (Far East) Inc. (1993); Treasurer
                       and Vice President of FMR (1993).



David C. Weinstein     Secretary of FMR Texas; Clerk of Fidelity Management
                       & Research (U.K.) Inc.; Clerk of Fidelity Management &
                       Research (Far East) Inc.


Item 29. Principal Underwriters
(a) Fidelity Distributors Corporation (FDC) acts as distributor for most funds advised by FMR.
(b)

Name and Principal   Positions and Offices   Positions and Offices

Business Address*    With Underwriter        With Registrant

Edward C. Johnson 3d   Director                   Trustee and President

W. Humphrey Bogart     Director                   None

Kurt A. Lange          President and Treasurer    None

Thomas W. Littauer     Senior Vice President      None

Arthur S. Loring       Vice President and Clerk   Secretary

* 82 Devonshire Street, Boston, MA
Item 30. Location of Accounts and Records
 All accounts, books, and other documents required to be maintained by
Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company or Fidelity Service Co., 82 Devonshire Street, Boston, MA 02109, or the fund's custodian, Morgan Guaranty Trust Company of New York, 61 Wall Street, 37th Floor, New York, N.Y.
Item 31.  Management Services
 Not applicable.
Item 32.  Undertakings
 The Registrant, on behalf of Fidelity Institutional Investors Trust, undertakes to deliver to each person who has received the prospectus or annual or semiannual financial report for a fund in an electronic format, upon his or her request and without charge, a paper copy of the prospectus or annual or semiannual report for the fund.
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 13 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the ___ day of January 1996.
      FIDELITY INSTITUTIONAL INVESTORS TRUST
      By /s/Edward C. Johnson 3d (dagger)
        Edward C. Johnson 3d, President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
     (Signature)    (Title)   (Date)


/s/Edward C. Johnson 3d(dagger)   President and Trustee           January  , 1996

    Edward C. Johnson 3d          (Principal Executive Officer)




/s/Kenneth A. Rathgeber     Treasurer   January  , 1996

    Kenneth A. Rathgeber

/s/J. Gary Burkhead    Trustee   January  , 1996

    J. Gary Burkhead


/s/Ralph F. Cox              *   Trustee   January  , 1996

   Ralph F. Cox


/s/Phyllis Burke Davis   *   Trustee   January  , 1996

    Phyllis Burke Davis


/s/Richard J. Flynn         *   Trustee   January  , 1996

    Richard J. Flynn


/s/E. Bradley Jones         *   Trustee   January  , 1996

    E. Bradley Jones


/s/Donald J. Kirk             *   Trustee   January  , 1996

    Donald J. Kirk


/s/Peter S. Lynch             *   Trustee   January  , 1996

    Peter S. Lynch


/s/Edward H. Malone      *   Trustee   January  , 1996

   Edward H. Malone


/s/Marvin L. Mann_____*    Trustee   January  , 1996

   Marvin L. Mann

/s/Gerald C. McDonough*   Trustee   January  , 1996

    Gerald C. McDonough

/s/Thomas R. Williams    *   Trustee   January  , 1996

   Thomas R. Williams

(dagger) Signatures affixed by J. Gary Burkhead pursuant to a power of attorney dated December 15, 1994 and filed herewith.
* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 15, 1994 and filed herewith.
POWER OF ATTORNEY
 I, the undersigned President and Director, Trustee or General Partner, as the case may be, of the following investment companies:

Daily Money Fund                         Fidelity Institutional Tax-Exempt Cash Portfolios
Daily Tax-Exempt Money Fund              Fidelity Institutional Investors Trust
Fidelity Beacon Street Trust             Fidelity Money Market Trust II
Fidelity California Municipal Trust II   Fidelity Municipal Trust II
Fidelity Court Street Trust II           Fidelity New York Municipal Trust II
Fidelity Hereford Street Trust           Fidelity Phillips Street Trust
Fidelity Institutional Cash Portfolios   Fidelity Union Street Trust II


in addition to any other investment company for which Fidelity Management & Research Company acts as investment adviser and for which the undersigned individual serves as President and Board Member (collectively, the "Funds"), hereby severally constitute and appoint J. Gary Burkhead, my true and lawful attorney-in-fact, with full power of substitution, and with full power to sign for me and in my name in the appropriate capacity any Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Pre-Effective Amendments or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.
 WITNESS my hand on the date set forth below.
/s/Edward C. Johnson 3d         December 15, 1994

Edward C. Johnson 3d


POWER OF ATTORNEY
 We, the undersigned Directors, Trustees or General Partners, as the case may be, of the following investment companies:

Daily Money Fund                         Fidelity Institutional Tax-Exempt Cash Portfolios
Daily Tax-Exempt Money Fund              Fidelity Institutional Investors Trust
Fidelity Beacon Street Trust             Fidelity Money Market Trust II
Fidelity California Municipal Trust II   Fidelity Municipal Trust II
Fidelity Court Street Trust II           Fidelity New York Municipal Trust II
Fidelity Hereford Street Trust           Fidelity Phillips Street Trust
Fidelity Institutional Cash Portfolios   Fidelity Union Street Trust II


in addition to any other investment company for which Fidelity Management & Research Company acts as investment adviser and for which the undersigned individual serves as a Director, Trustee or General Partner (collectively, the "Funds"), hereby severally constitute and appoint Arthur J. Brown, Arthur C. Delibert, Robert C. Hacker, Richard M. Phillips, Dana L. Platt and Stephanie A. Djinis, each of them singly, my true and lawful attorney-in-fact, with full power of substitution, and with full power to each of them, to sign for me and my name in the appropriate capacities any Registration Statements of the Funds on Form N-1A or any successor thereto, any and all subsequent Pre-Effective Amendments or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or their substitutes may do or cause to be done by virtue hereof.
 WITNESS our hands on this fifteenth day of December, 1994.
/s/Edward C. Johnson 3d         /s/Donald J. Kirk

Edward C. Johnson 3d            Donald J. Kirk





/s/J. Gary Burkhead             /s/Peter S. Lynch

J. Gary Burkhead                Peter S. Lynch





/s/Ralph F. Cox                 /s/Marvin L. Mann

Ralph F. Cox                    Marvin L. Mann





/s/Phyllis Burke Davis          /s/Edward H. Malone

Phyllis Burke Davis             Edward H. Malone





/s/Richard J. Flynn             /s/Gerald C. McDonough

Richard J. Flynn                Gerald C. McDonough





/s/E. Bradley Jones             /s/Thomas R. Williams

E. Bradley Jones                Thomas R. Williams